SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/25/2003

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF OCTOBER 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB5

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB5
(Exact name of registrant as specified in its charter)

   Delaware      333-83816-13   13-3439681
(State or Other  (Commission  (I.R.S. Employer
Jurisdiction of  File Number)  Identification
Incorporation)                    Number)

390 Greenwich Street
NEW YORK, NY                   10013
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 212-816-6000

Item 5.  Other Events

On November 25, 2003 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated November 25, 2003 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A. Monthly Report Information:
See Exhibit No.1

B. Have any deficiencies occurred?   NO.
Date:
Amount:

C. Item 1: Legal Proceedings: NONE

D. Item 2: Changes in Securities: NONE

E. Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II -
Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

Exhibit No.

1. Monthly Distribution Report dated 11/25/2003

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                  11/25/2003

                                          Beginning
                                        Certificate
  Class        Cusip                     Balance(1)       Principal         Interest
AV-1         79549AYV5                  161750000.00      3416046.30        179542.50
AV-2         79549AYW3                   68611000.00       184847.97         78216.54
AF           79549AYX1                   46164000.00       405631.69        162574.22
M-1          79549AYY9                   22225000.00            0.00         30003.75
M-2          79549AYZ6                   18091000.00            0.00         37584.05
M-3          79549AZA0                    4479000.00            0.00         10312.90
B-1          79549AZB8                    5169000.00            0.00         15972.21
B-2          79549AZC6                    3446000.00            0.00         12586.52
B-3          79549AZD4                    5858000.00            0.00         21396.35
N*              NA                       17250000.00      1345851.00        143750.00
X               NA                        8787156.03            0.00             0.00
Total                                   335793000.00      5352376.96        691939.04

* Notional

                                             Ending
                                        Certificate
  Class       Losses                        Balance
AV-1           0.00                     158333953.70
AV-2           0.00                      68426152.03
AF             0.00                      45758368.31
M-1            0.00                      22225000.00
M-2            0.00                      18091000.00
M-3            0.00                       4479000.00
B-1            0.00                       5169000.00
B-2            0.00                       3446000.00
B-3            0.00                       5858000.00
N*              N/A                      15904149.00
X               N/A                       8787156.03
Total          0.00                     331786474.04

                AMOUNTS PER $1,000 UNIT
                                                                              Ending
                                                                         Certificate
Class          Principal          Interest               Total               Balance
AV-1          21.11929706        1.11000000           22.22929706        978.88070294
AV-2           2.69414482        1.14000000            3.83414482        997.30585518
AF             8.78675353        3.52166667           12.30842020        991.21324647
M-1            0.00000000        1.35000000            1.35000000       1000.00000000
M-2            0.00000000        2.07749986            2.07749986       1000.00000000
M-3            0.00000000        2.30250056            2.30250056       1000.00000000
B-1            0.00000000        3.09000000            3.09000000       1000.00000000
B-2            0.00000000        3.65250145            3.65250145       1000.00000000
B-3            0.00000000        3.65250085            3.65250085       1000.00000000
N*            78.02034783        8.33333333           86.35368116        921.97965217
X              0.00000000        0.00000000            0.00000000          0.00000000

                                            Current
                                       Pass-Through
Class         Losses                  Interest Rate
AV-1           0.00000000                   1.48000%
AV-2           0.00000000                   1.52000%
AF             0.00000000                   4.22600%
M-1            0.00000000                   1.80000%
M-2            0.00000000                   2.77000%
M-3            0.00000000                   3.07000%
B-1            0.00000000                   4.12000%
B-2            0.00000000                   4.87000%
B-3            0.00000000                   4.87000%
N*             0.00000000                  10.00000%
X              0.00000000                        N/A

Distribution Date:                         25-Nov-03

Distribution Statement
Pooling and Servicing Agreement Dated October 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distributions)                   8787163.16
      O/C Release Amount                                        0.00
      O/C Deficiency (after distributions)                      0.00
      O/C Target Amount                                   8786794.16
      O/C Amount (after distributions)                    8787163.16

    Amount of Excess Interest                             1434747.23
    Amount of Excess Cashflow                             1434747.23

iv) Cap Contract Payments

          AV-1                                  0.00
          AV-2                                  0.00
          M-1                                   0.00
          M-2                                   0.00
          M-3                                   0.00
          B-1                                   0.00
          B-2                                   0.00


v) Advances                                                 48766.34

                                                        Group 1          Group 2            Group 3            Total
vi) Ending Pool Principal Balance                     198141501.04     85312675.11        57119461.05      340573637.20
vii) Loan Count                                           1137             376                510              2023
Wght Avg Rem Term                                         350              349                321               345
Wght Avg Rate                                            7.387%          7.300%             7.632%            7.407%

viii)  Delinquency And Foreclosure Information:
Group 1   All Categories                               Bankruptcy                         Foreclosure
              Number               Balance               Number          Balance            Number            Balance
Current        1105             193980307.58               0              0.00                 0               0.00
30 days         32               4161193.46                1            183909.62              0               0.00
60 days          0                  0.00                   0              0.00                 0               0.00
90+ days         0                  0.00                   0              0.00                 0               0.00

Group 2   All Categories                               Bankruptcy                         Foreclosure
              Number               Balance               Number          Balance            Number            Balance
Current         367              84078763.65               0              0.00                 0               0.00
30 days          9               1233911.46                0              0.00                 0               0.00
60 days          0                  0.00                   0              0.00                 0               0.00
90+ days         0                  0.00                   0              0.00                 0               0.00

Group 3   All Categories                               Bankruptcy                         Foreclosure
              Number               Balance               Number          Balance            Number            Balance
Current         503              56412851.40               0              0.00                 0               0.00
30 days          7                706609.65                0              0.00                 0               0.00
60 days          0                  0.00                   0              0.00                 0               0.00
90+ days         0                  0.00                   0              0.00                 0               0.00

ix) Loans that became REO properties
x) Total Book Value of REO Properties
Loan Number                      Unpaid Bal            Sched Bal       Book Value
    0                               0.00                  0.00            0.00

                                                        Group 1          Group 2            Group 3            Total
xi) Principal Prepayments                              3288139.01       111789.64          346270.40        3746199.05

xii) Current Period Prepayment Penalties                    54853.77
Aggregate Prepayment Penalties                              54853.77
Prepayment Penalties allocable to Class N                   54853.77
Prepayment Penalties allocable to Class X                       0.00

                                                        Group 1          Group 2            Group 3            Total
xiii) Aggregate Losses - Current Period                   0.00            0.00               0.00              0.00
Cumulative Realized Losses                                0.00            0.00               0.00              0.00

xiv) Certificate Principal / Notional  Balance         See Page 1

xv) Accrued Certificate Interest      See Page 1

                                                        Group 1          Group 2            Group 3            Total
xvi) Prepayment Interest Shortfall                        0.00            0.00               0.00              0.00
xvii) Trustee Fees                                      1595.66          676.86             455.41            2727.93

xviii) LIBOR Carryover Amounts

            Distributed           Remaining
AV-1           0.00                 0.00
AV-2           0.00                 0.00
AF             0.00                 0.00
M-1            0.00                 0.00
M-2            0.00                 0.00
M-3            0.00                 0.00
B-1            0.00                 0.00
B-2            0.00                 0.00
B-3            0.00                 0.00

xix) Overcollateralization Deficiency (after dist.)                 0.00

xx) Has Trigger Event has occurred?                                 NO
Cummulative Realized Losses Percentage                              0.000%

xxi) Available Funds                                    Group 1          Group 2            Group 3            Total
Net Interest                                           1159136.53       484706.61          341821.06        1985664.20
Scheduled Principal                                    127907.29        73058.33           59361.29          260326.91
Unscheduled Principal                                  3288139.01       111789.64          346270.40        3746199.05
Available Funds                                        4575182.83       669554.58          747452.75        5992190.16

xxii) Class Interest Rate         See Page 1

xxiii) Liquidation Report
Loan Number                       Unpd Bal              Sched P         Liq Proc             Loss
    0                               0.00                  0.00            0.00               0.00

xxiv) Mortgage Loans Purchased by Servicer                          0.00

xxv) Mortgage Loans Re-Purchased by Servicer                        0.00


                         ASSET BACKED FUNDING CORPORATION


                         By: /s/ Sheryl Christopherson
                         Name:  Sheryl Christopherson
                         Title: Vice President US Bank


Dated:         11/25/2003